UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2013

ALLERAYDE SAB, INC.
 (Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Meadow Road, New Balderton, Newark Nottinghamshire, UK NG243BP
(Address of principal executive offices)

44-1636-613609
(Registrant’s Telephone Number)
RESOURCE EXCHANGE OF AMERICA CORP.
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On April 30, 2013, Allerayde SAB, Inc. (f/k/a Resource Exchange of America Corp., the “Company”) amended its Articles of Incorporation (the “Amendment”) to change its name from “Resource Exchange of America Corp.” to “Allerayde SAB, Inc.” (the “Name Change”). As a result of the Name Change, the Company’s trading symbol is changed to “ASAB.” The Company’s new CUSIP number is 018486100. The Amendment became effective on April 30, 2013 upon approval from the Financial Industry Regulatory Authority (“FINRA”). A copy of the Amendment is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

3.1   Articles of Amendment to the Company’s Articles of Incorporation, filed with the Florida Department of State Division of Corporations on April 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allerayde SAB, Inc.
(Registrant)

Dated: May 1, 2013	By:	/s/Michael J. Rhodes
	Name:	Michael J. Rhodes
	Title:	Chief Executive Officer